Exhibit 10.1

FA Sanara, LLC

SUBSCRIPTION AGREEMENT

Sanara MedTech Inc.

1200 Summit Ave., Suite 414

Fort Worth, Texas 76102

Gentlemen:

The undersigned understands that Sanara MedTech Inc., a Texas corporation (the “Company”), is offering to sell shares of its Common Stock, par value $0.001 per share, in a private placement without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States, only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act). This subscription agreement (this “Subscription Agreement”) is intended to set forth certain representations, covenants and agreements of the undersigned and the Company with respect to such offer and sale.

1.       Subscription. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for 963,856 shares of Common Stock (the “Shares”) at a purchase price of $8.30 per Share for an aggregate purchase price of $8,000,004.80.

2.       Acceptance of Subscription: Delivery of the Shares. The undersigned understands and agrees that this subscription is made subject to the following terms and conditions:

(a)       The Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason, and this subscription shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to below. The Company shall have no obligation to issue any Shares to any person who is a resident of a jurisdiction in which the issuance of Shares to such person would constitute a violation of the securities or other similar laws of such jurisdiction;

(b)       The closing of the purchase and sale of the Shares pursuant to this subscription (the “Closing”) shall take place at the executive offices of the Company at such time and date as the Company may designate by notice to the undersigned; provided that the Closing shall occur not later than November 1, 2019;

(c)       Payment for the Shares shall be received by the Company from the undersigned by wire transfer of immediately available funds or other means approved by the Company at or prior to the Closing in the amount as set forth herein. The Shares issued and delivered at the Closing will only be issued in the name of, and delivered to, the undersigned; and

(d)       The representations and warranties of the Company set forth herein shall be true and correct as of the date that the Company accepts this subscription.

3.       Representations, Warranties and Covenants of the Undersigned. The undersigned hereby represents, warrants and covenants to the Company as follows:

(a)       The undersigned is purchasing the Shares for the undersigned’s own account, and not for the account of any other person.

(b)       The undersigned is purchasing the Shares for investment only, and is not purchasing the Shares with a view towards the current or future resale, assignment or distribution of the Shares.

(c)       The undersigned understands that (A) the Shares (1) have not been registered under the Securities Act or any federal or state securities laws, (2) will be issued in reliance on an exemption from the registration and prospectus delivery requirements of the Securities Act pursuant Section 4(a)(2) and/or Regulation D thereunder, (3) will be issued in reliance on exemptions from the registration and prospectus delivery requirements of state securities laws that relate to private offerings and (4) must be held by the undersigned for an indefinite period; and (B) the undersigned must therefore bear the economic risk of such investment until a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom. The undersigned further understands that such exemptions depend on, among other things, the bona fide nature of the investment intent of the undersigned expressed herein.

(d)       The undersigned acknowledges and understands that as a result of the Shares being sold to the undersigned in reliance upon an exemption from registration under the Securities Act, the resale of the Shares will be subject to restrictions on transfer. Certificates representing the Shares will bear a legend that the Shares may not be transferred, sold or otherwise disposed of except in compliance with the registration provisions of applicable federal and state securities laws or exemptions from such registration requirements.

(e)       The undersigned acknowledges and understands that the Company has a limited operating history with its current management.

(f)       The undersigned has adequate means of providing for its current needs and possible personal contingencies, and has no need, and anticipates no need in the foreseeable future, to sell or transfer the Shares for which it hereby subscribes. In deciding to purchase the Shares, the undersigned has carefully evaluated its financial resources and investment position and the risks associated with an investment in the Company and can bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, it can hold the Shares for an indefinite period and has a sufficient net worth to sustain a loss of its entire investment in the Shares if such a loss should occur. The undersigned’s overall commitments to investments that are not readily marketable are not disproportionate to its net worth and financial circumstances, and the undersigned’s investment in the Shares will not cause its commitment to become excessive.

(g)       The undersigned has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting the undersigned’s interest in connection with the acquisition of the Shares. The undersigned understands that the acquisition of the Shares is a speculative investment and involves a high degree of risk that could result in the loss the undersigned’s entire investment in the Shares. To the extent deemed necessary by the undersigned, the undersigned has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of purchasing and owning the Shares.

2

(h)       The Company has furnished the undersigned all information (or provided access to all information) regarding the business and financial condition of the Company, its expected plans for future business activities, the attributes of the Shares and the merits and risks of an investment in the Company that the undersigned has requested to evaluate the investment in the Shares.

(i)       The Company has made available to the undersigned the opportunity to ask questions of officers of the Company, and to obtain additional information from the Company (or any person acting on its behalf), concerning business and financial matters of the Company and the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the undersigned to enable the undersigned to evaluate the merits and risks of this investment.

(j)       In making the proposed investment decision, the undersigned is relying solely on investigations made by the undersigned and the undersigned’s representatives (if any). At no time was the undersigned presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general or public advertising or solicitation.

(k)      All of the information provided to the Company by the undersigned is true, correct and complete. The undersigned has no present intention of becoming a resident of any other state or jurisdiction. If the undersigned is a corporation, partnership, trust or other form of business organization, it represents and warrants that it was formed under the laws of, and its principal place of business is within that state.

(l)       The undersigned understands that neither the United States Securities and Exchange Commission nor the securities administrator of any state has made any finding or determination relating to the fairness of an investment in the Shares, and neither the United States Securities and Exchange Commission nor the securities administrator of any state has or will recommend or endorse any offering of securities.

(m)      The undersigned has never been a debtor in bankruptcy proceedings, and there are no suits pending or judgments outstanding against the undersigned that individually or in the aggregate could impair the undersigned’s ability to fulfill its obligations under this Agreement.

(n)      The undersigned is not relying on the advice of a purchaser representative in making the undersigned’s decision to invest in the Shares. The undersigned believes that it has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Shares.

(o)      The shares are subject to restrictions on transferability and resale and may be transferred or resold only in compliance with the Securities Act and applicable state securities laws pursuant to registration or exemption therefrom. The undersigned is aware that the undersigned may be required to bear the financial risks of this investment for an indefinite period of time. The undersigned acknowledges that the Company is not under an obligation to register the Shares under the Securities Act or the securities laws of any state

3

(p)      The undersigned acknowledges and agrees that there has never been any representation, guarantee or warranty made by the Company or any officer, manager, employee, agent or representative of the Company, expressly or by implication, as to (i) the approximate or exact length of time that the undersigned will be required to remain an owner of the Shares; (ii) the amount of any profit and/or amount of or type of any consideration, profit or loss that might be realized, if any, as a result of this investment; or (iii) past performance or experience on the part of the Company, or any future expectations of management, that in any way would provide an indication of future results of ownership of the Shares or of the overall financial performance of the Company.

(q)      The undersigned is a business entity incorporated or organized under the laws of the State of Texas. The undersigned was organized or formed on September 3, 2019.

(r)       The undersigned further represents and warrants that the undersigned is an “Accredited Investor” within the meaning of Regulation D, as promulgated by the Securities and Exchange Commission, and is an entity in which all of the equity owners are Accredited Investors.

(s)      The foregoing representations, warranties and covenants, and undertakings, are made by or on behalf of the undersigned with the intent that they be relied on in determining the undersigned’s suitability as an investor to purchase the Shares, and the undersigned hereby agrees that such representations and warranties shall survive the purchase of the Shares.

(t)       The undersigned agrees to furnish the Company such other information as the Company may reasonably request to verify the accuracy of the information contained herein and agrees to notify the Company immediately of any material change in the information provided herein that occurs prior to the Company’s acceptance of this Subscription Agreement.

(u)      The undersigned represents that it understands the meaning and legal consequences of the representations, warranties and covenants of the undersigned contained in this Subscription Agreement and acknowledges that the Company is relying on such representations, warranties and covenants, and the undersigned hereby agrees to indemnify and hold harmless the Company and its subsidiaries (collectively, the “Companies”), and each of the Companies’ respective officers, directors, managers, controlling persons, agents, attorneys, accountants and employees, from and against any and all loss, damage or liability due to or arising out of any breach of any such representation, warranty or covenant of the undersigned. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to the undersigned under federal or state securities laws. All representations, warranties and covenants contained in this Subscription Agreement and this indemnification shall survive the acceptance by the Company of the subscription by the undersigned and the issuance by the Company of the Shares to the undersigned.

4

(v)      The undersigned further represents, warrants and covenants that the representations and warranties set forth herein shall remain true and accurate from the time that the undersigned executes this Agreement until the issuance of the Shares to the undersigned, and that it will neither take any action nor permit any action to be taken during that period that would cause its representations and warranties to be no longer true; and that if any representation or warranty set forth herein shall be untrue or misleading during that period, the undersigned immediately shall deliver to the Company a written statement to that effect and such other information as may be requested by the Company.

4.       Representations and Warranties of the Company. The Company hereby represents and warrants to the undersigned as follows:

(a)       The Company is duly organized, validly existing and in good standing under the laws of the State of Texas, and is duly qualified to do business as a foreign corporation in all jurisdictions in which the failure to be so qualified would materially and adversely affect the business or financial condition, properties or operations of the Company in the aggregate. The Company has all requisite corporate power and authority (i) to own and lease the properties and assets it currently owns and leases (if any) and that it contemplates owning and leasing; and (ii) to conduct its activities as such activities are currently conducted and as currently contemplated to be conducted.

(b)       The Company has filed or furnished with the Securities and Exchange Commission all forms, reports and other documents required to be filed or furnished by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) since December 31, 2017 (such documents, the “Company Reports”). At the time filed or furnished (or, if amended or superseded, on the date of such filing), each Company Report (i) complied as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, and (ii) did not, at the time it was filed or furnished (or, if amended or superseded, as of the date of such filing) contain any untrue statement of a material fact, or omit to state a material fact, required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(c)       The Company has duly authorized the issuance and sale of the Shares in accordance with the terms of this Subscription Agreement (as described herein) by all requisite corporate action, including the authorization of the Company’s Board of Directors for the issuance and sale of the Shares in accordance herewith, and the execution, delivery and performance of any other agreements and instruments executed in connection herewith.

(d)       The Shares, when issued and paid for in accordance with this Subscription Agreement, will be validly issued and fully paid and nonassessable, and the issuance thereof will not conflict with the Certificate of Formation or Bylaws of the Company.

(e)       There is no litigation or governmental proceeding pending or threatened against the Company that would materially and adversely affect the business or financial condition, properties or operations of the Company, taken as a whole. The Company has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, and the Company has all necessary permits, licenses and other authorizations required to conduct its business as presently conducted, except in all cases for those laws, rules, regulations and orders and those permits, licenses and authorizations the failure to comply with or the failure to hold or obtain would not have a material adverse effect on the business or financial condition, properties or operations of the Company taken as a whole.

5

(f)       The Company is not in default in the performance of any obligation, agreement or condition contained in any agreement of the Company or in any agreement by which the Company or any of its property is bound, except for those defaults that would not have a material adverse effect on the business or financial condition, properties or operations of the Company taken as a whole.

(g)       The execution and delivery of this Subscription Agreement, the fulfillment of the terms set forth herein, and the consummation of the transactions contemplated herein by the Company (i) will not violate, or constitute a breach of or default under, any agreement, indenture or instrument by which the Company is bound or any decree of any court, governmental body or administrative agency to which the Company is subject or (ii) assuming the accuracy of the representations and the performance of the agreements herein of the undersigned investor in this Subscription Agreement, violate any law, administrative rule or regulation applicable to the Company.

(h)       This Agreement does not contain, as of the date hereof, an untrue statement by the Company of a material fact nor omit to state a material fact relating to the Company necessary to make the statements contained herein not misleading.

5.       Miscellaneous.

(a)       The undersigned acknowledges and agrees that the execution and delivery of this Subscription Agreement shall constitute a contractual binding obligation of the undersigned to purchase the Shares from the Company.

(b)       This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, excluding the principles of conflict of laws.

(c)       This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and may be amended only by a writing executed by all parties hereto.

(d)       Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

(e)       This Subscription Agreement and the representations and warranties contained herein shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, executors, legal representatives, administrators, successors and permitted assigns.

(f)       This Subscription Agreement may be executed in any number of counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

6

Signature Pages Follow

7

The undersigned has executed this Subscription Agreement as of October 14, 2019.

Number of Shares Subscribed For: 963,856

Total Subscription Price: $8,000,004.80

FA SANARA, LLC

/s/ Brad Gurasich
Brad Gurasich
Vice President

84-2941365
Employer Identification Number

Address:

7500 Rialto Blvd

Building II, Suite 220

Austin, TX 78735

8

The Company hereby accepts the foregoing subscription subject to the terms and conditions hereof as of October ____, 2019.

SANARA MEDTECH INC.
a Texas corporation

By
J. Michael Carmena
Vice Chairman

9